Income Taxes	12 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income Before Income Taxes
The following table summarizes the Company’s income before income taxes for the periods indicated:

	Fiscal Year Ended September 30,
(in thousands)	2025	2024	2023
Domestic	$1,611,725	$1,288,983	$1,418,457
Foreign	646,611	714,992	742,379
Total	$2,258,336	$2,003,975	$2,160,836
Income Tax Expense
The components of the Company’s consolidated income tax expense are summarized in the following table for the periods indicated:

	Fiscal Year Ended September 30,
(in thousands)	2025	2024	2023
Current provision:
Federal	$331,272	$309,380	$259,126
State and local	99,084	80,040	42,933
Foreign	200,302	197,606	245,065
Total current provision	630,658	587,026	547,124
Deferred provision (benefit):
Federal	57,967	(17,934)	(15,600)
State and local	24,335	1,392	19,445
Foreign	(22,438)	(85,782)	(122,709)
Total deferred provision (benefit)	59,864	(102,324)	(118,864)
Income tax expense	$690,522	$484,702	$428,260
Tax Rate Reconciliation
A reconciliation of the statutory U.S. federal income tax rate to the Company’s consolidated effective income tax rate is as follows for the periods indicated:

	Fiscal Year Ended September 30,
	2025	2024	2023
Statutory U.S. federal income tax rate	21.0%	21.0%	21.0%
State and local income tax rate, net of federal tax benefit	3.4	3.0	2.3
Tax effect of foreign operations	(2.7)	(2.4)	(2.3)
Foreign-derived intangible income	(4.0)	(0.5)	(0.1)
Unrecognized tax benefits	3.4	0.9	(0.4)
Impairment of assets, including goodwill	8.2	4.9	—
RCA contingent consideration adjustments	1.3	—	—
Change in valuation allowance	0.2	(4.2)	0.1
Other, net	(0.2)	1.5	(0.8)
Effective income tax rate	30.6%	24.2%	19.8%
Deferred Tax Liabilities and Assets
Deferred income taxes reflect the future tax consequences of differences between the tax bases of assets and liabilities and their financial reporting amounts. Significant components of the Company’s deferred tax liabilities (assets) are as follows:

	September 30,
(in thousands)	2025	2024
Inventories	$1,578,513	$1,537,057
Property and equipment	109,649	103,959
Goodwill and other intangible assets	1,081,544	1,143,962
Right-of-use assets	384,884	285,434
Other	37,266	31,416
Gross deferred tax liabilities	3,191,856	3,101,828

Net operating loss carryforwards and other tax attributes	(623,370)	(530,024)
Allowance for credit losses	(25,670)	(18,949)
Accrued expenses	(17,047)	(9,419)
Accrued litigation liability	(771,912)	(855,962)
Employee and retiree benefits	(31,466)	(26,960)
Goodwill and other intangible assets	(379,401)	(401,822)
Lease liabilities	(416,718)	(312,357)
Share-based compensation	(27,247)	(23,161)
Other	(149,001)	(128,136)
Gross deferred tax assets	(2,441,832)	(2,306,790)
Valuation allowance for deferred tax assets	661,890	602,361
Deferred tax assets, net of valuation allowance	(1,779,942)	(1,704,429)
Net deferred tax liabilities	$1,411,914	$1,397,399
As of September 30, 2025, the Company had $168.2 million of potential tax benefits from federal and state net operating loss and other tax attribute carryforwards and $491.6 million of potential tax benefits from foreign loss carryforwards, both of which have varying expiration dates. The Company had $1.5 million of federal tax credit carryforwards, $1.0 million of state tax credit carryforwards, and $3.1 million of foreign alternative minimum tax credit carryforwards.
The Company assesses the available positive and negative evidence to determine whether deferred tax assets are more likely than not to be realized. As a result of this assessment, valuation allowances have been recorded on certain deferred tax assets. For fiscal 2025, the Company increased the valuation allowance on deferred tax assets by $59.5 million primarily due to the change in the valuation allowance against foreign net operating loss carryforwards. For fiscal 2024, the Company decreased the valuation allowance on deferred tax assets by $35.0 million primarily due to the increase in the valuation allowance against tax deductible goodwill.
In fiscal 2025, 2024, and 2023, tax benefits of $16.0 million, $15.0 million, and $24.6 million, respectively, related to the exercise of employee stock options and lapses of restricted stock units were recorded in Income Tax Expense in the Company’s Consolidated Statements of Operations. The tax benefits recognized in fiscal 2025, 2024, and 2023 are not necessarily indicative of amounts that may arise in future periods.
Income tax payments, net of refunds, were $571.2 million, $603.9 million, and $463.1 million in fiscal 2025, 2024, and 2023, respectively.
Cumulative undistributed earnings of international subsidiaries were $4.3 billion as of September 30, 2025, $2.3 billion of which is considered permanently reinvested. It is not practicable to estimate the taxes that would be due if such earnings were to be repatriated in the future.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. The Company is currently undergoing certain state and local income tax audits for various years. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years before 2020. The Company believes it has adequate tax reserves to cover potential federal, state or foreign tax exposures.
Unrecognized Tax Benefits
As of September 30, 2025 and 2024, the Company had unrecognized tax benefits, defined as the aggregate tax effect of differences between tax return positions and the benefits recognized in the Company’s financial statements, of $640.5 million and $545.0 million, respectively ($583.8 million and $498.0 million, net of federal tax benefit, respectively). If recognized in fiscal 2025 and 2024, $574.0 million and $488.1 million, respectively, of these benefits would have reduced income tax expense and the effective tax rate. As of September 30, 2025 and 2024, included in the unrecognized tax benefits are $72.3 million and $43.9 million of interest and penalties, respectively, which the Company records in Income Tax Expense in the Company’s Consolidated Statements of Operations.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, for the periods indicated is as follows:

	Fiscal Year Ended September 30,
(in thousands)	2025	2024	2023
Unrecognized tax benefits at beginning of period	$501,064	$525,933	$526,522
Additions to tax positions of the current year	41,433	13,636	22,646
Additions to tax positions of the prior years	37,611	—	11,875
Reductions of tax positions of the prior years	—	(37,520)	(31,110)
Settlements and expiration of statutes of limitations	(12,406)	(2,410)	(3,457)
Effects of foreign currency translation	457	1,425	(543)
Unrecognized tax benefits at end of period	$568,159	$501,064	$525,933
During the next 12 months, the Company does not anticipate any material change in unrecognized tax benefits due to tax audit resolutions and the expiration of statutes of limitations.
A significant portion of the Company’s unrecognized tax benefits as of September 30, 2025 relates to the legal accrual for litigation related to the Distributor Settlement Agreement, as well as other opioid-related litigation, as disclosed in Note 12. The Company has applied significant judgment in estimating the amount of the opioid settlements that will be deductible for U.S. federal and state purposes. In estimating the amount that would be deductible, the Company considered prior U.S. tax case law, the amount and character of the damages sought in litigation, and other relevant factors.